UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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DPW HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION – DATED February 25, 2020

DPW HOLDINGS, INC.

201 Shipyard Way, Suite E

Newport Beach, California 92663

Telephone:  (510) 657-2635

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on March __, 2020

We cordially invite you to attend the Special Meeting of Stockholders of DPW Holdings, Inc. (“DPW” or the “Company”). Our Special Meeting will be held on March __, 2020 at 9:00 a.m. PT at the Hyatt Regency Hotel Newport Beach, located at 1107 Jamboree Road, Newport Beach, CA 92660. You will be able to attend the Special Meeting and vote by visiting www.proxyvote.com if you are a beneficial owner and at www.investorvote.com/DPW if you are a registered holder. To enter the meeting, you must have your control number that is shown on the proxy card accompanying this Proxy Statement.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement.

The Special Meeting will be held for the following purposes:

•	To approve, pursuant to Rule 713 of the NYSE American, the issuance of shares of the Corporation’s Class A common stock, par value $0.001 per share (“Common Stock”) to Esousa Holdings LLC (“Esousa”), in accordance with the Master Exchange Agreement dated February 10, 2020, and the exercise of warrants issued in connection therewith;

•	To approve the conversion and voting rights of up to 15,000 shares of the Corporation’s Series C Convertible Preferred Stock held by Ault & Company, Inc., which shares of preferred stock are convertible into up to 8,522,727 shares of Common Stock in accordance with the Preferred Stock Purchase Agreement dated February 24, 2020, in order to comply with the listing rules of the NYSE American;

•	To approve the conversion and voting rights of up to 10,000 shares of the Corporation’s Series D Preferred Stock convertible into shares of Common Stock, and the exercise of up to 10,000,000 warrants issuable in connection therewith, in order to comply with the listing rules of the NYSE American;

•	To approve the exercise of warrants issued or issuable to Esousa to purchase up to an aggregate of 2,000,000 shares of Common Stock, issued in connection with certain term promissory notes in an aggregate amount of up to $2,000,000;

•	To approve the conversion of a $1,000,000 Convertible Promissory Note issued on February 5, 2020 (the “Ault Note”), to Ault & Company, Inc., which is convertible into 717,241 shares of Common Stock at $1.45 per share (which figure presumes conversion of principal and accrued but unpaid interest as of August 5, 2020, the maturity date of the Ault Note), in order to comply with the listing rules the NYSE American; and

•	The transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The accompanying proxy statement sets forth additional information regarding the Special Meeting, and provides you with detailed information regarding the business to be considered at the Special Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only stockholders of record at the close of business on [●], 2020, the record date for the Special Meeting, will be entitled to attend and vote at the Special Meeting or any adjournments or postponements thereof. The proxy materials will be mailed to stockholders on or about [●], 2020.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2020:

This Notice of Special Meeting of Stockholders and the accompanying Proxy Statement are available on the Internet at www. [●].com.

BY ORDER OF THE BOARD OF DIRECTORS

Milton C. Ault III Chief Executive Officer and Chairman of the Board _______ __, 2020

HOW TO VOTE: Your vote is important. Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Special Meeting.

TABLE OF CONTENTS
Page
INFORMATION CONCERNING THE SPECIAL MEETING	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	3
PROPOSAL NO. 1: APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713, OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK TO ESOUSA	8
Overview of Exchange Agreement	8
Stockholder Approval Requirement	9
Reasons for Transaction	10
Effect on Current Stockholders; Dilution	10
Required Vote and Board Recommendation	10
PROPOSAL NO. 2: APPROVAL OF THE CONVERSION OF UP TO 15,000 SHARES OF SERIES C PREFERRED STOCK INTO SHARES OF COMMON STOCK IN ORDER TO COMPLY WITH RULE 713 OF THE NYSE AMERICAN	11
Terms of the Transaction	11
Description of the Series C Preferred Stock	11
Why the Company Needs Stockholder Approval	11
Effect of Proposal on Current Stockholders	12
Further Information	12
Required Vote and Board Recommendation	12
PROPOSAL NO. 3: APPROVAL OF THE CONVERSION OF UP TO 10,000 SHARES OF SERIES D PREFERRED STOCK INTO SHARES OF AND THE EXERCISE OF WARRANTS TO PURCHASE 10,000,000 SHARES OF COMMON STOCK IN ORDER TO COMPLY WITH RULE 713 OF THE NYSE AMERICAN	13
Terms of the Transaction	13
Description of the Series D Preferred Stock	13
Description of the Series D Warrants	13
Why the Company Needs Stockholder Approval	13
Effect of Proposal on Current Stockholders	14
Further Information	14
Required Vote and Board Recommendation	14
PROPOSAL NO. 4: APPROVAL OF THE EXERCISE OF WARRANTS TO PURCHASE UP TO 2,000,000 OF COMMON STOCK IN ORDER TO COMPLY WITH RULE 713 OF THE NYSE AMERICAN	15
Terms of the Transaction	15
Description of the Warrants	15
Why the Company Needs Stockholder Approval	15
Effect of Proposal on Current Stockholders	15
Further Information	15
Required Vote and Board Recommendation	15
PROPOSAL NO. 5: APPROVAL OF THE CONVERSION OF A $1,000,000 CONVERTIBLE PROMISSORY NOTE INTO 717,241 SHARES OF COMMON STOCK IN ORDER TO COMPLY WITH RULE 713 OF THE NYSE AMERICAN	16
Terms of the Transaction	16
Why the Company Needs Stockholder Approval	16
Effect of Proposal on Current Stockholders	16
Further Information	16
Required Vote and Board Recommendation	16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17
OTHER BUSINESS	18

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DPW HOLDINGS, INC.

201 Shipyard Way, Suite E

Newport Beach, California 92663

Telephone:  (510) 657-2635

PRELIMINARY PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH __, 2020

INFORMATION CONCERNING THE SPECIAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of DPW Holdings, Inc. (the “Company” or “DPW”), for use at a Special Meeting of the Company’s stockholders (the “Special Meeting”) to be held on [●], 2020 at 9:00 PT the Hyatt Regency Hotel Newport Beach, located at 1107 Jamboree Road, Newport Beach, CA 92660 and at any adjournments thereof. Whether or not you expect to attend the Special Meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about [●], 2020.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Milton C. “Todd” Ault, III, the Company’s Chairman and Chief Executive Officer, and William B. Horne, the Company’s Chief Financial Officer, or either one of them who acts, will vote:

•	FOR approval, pursuant to Rule 713 of the NYSE American, of the issuance of shares of the Corporation’s Class A common stock, par value $0.001 per share (“Common Stock”) to Esousa Holdings LLC (“Esousa”), in accordance with the Master Exchange Agreement dated February 10, 2020, and the exercise of warrants issued in connection therewith;

•	FOR approval of the conversion and voting rights of up to 15,000 shares of the Corporation’s Series C Convertible Preferred Stock held by Ault & Company, Inc., which shares of preferred stock are convertible into up to 8,522,727 shares of Common Stock in accordance with the Preferred Stock Purchase Agreement dated February 24, 2020, in order to comply with the listing rules of the NYSE American;

•	FOR approval of the conversion and voting rights of up to 10,000 shares of the Corporation’s Series D Preferred Stock convertible into shares of Common Stock, and the exercise of up to 10,000,000 warrants issuable in connection therewith, in order to comply with the listing rules of the NYSE American;

•	FOR approval of the exercise of warrants issued or issuable to Esousa to purchase up to an aggregate of 2,000,000 shares of Common Stock, issued in connection with certain term promissory notes in an aggregate amount of up to $2,000,000;

•	FOR approval of approve the conversion of a $1,000,000 Convertible Promissory Note issued on February 5, 2020 (the “Ault Note”), to Ault & Company, Inc., which is convertible into 717,241 shares of Common Stock at $1.45 per share (which figure presumes conversion of principal and accrued but unpaid interest as of August 5, 2020, the maturity date of the Ault Note), in order to comply with the listing rules the NYSE American; and

•	In their discretion, on the transaction of such other matters as may properly come before the meeting or any adjournment thereof.

By submitting your proxy (via the Internet, telephone or mail), you authorize Milton C. “Todd” Ault, III, the Company’s Chairman and Chief Executive Officer, and William B. Horne, the Company’s Chief Financial Officer, to represent you and vote your shares at the Special Meeting in accordance with your instructions. They also may vote your shares to adjourn the Special Meeting and will be authorized to vote your shares at any postponements or adjournments of the Special Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

Who is Entitled to Vote; Vote Required; Quorum

As of the record date of [●], 2020 (the “Record Date”), there were [●] shares of Common Stock issued and outstanding; 7,040 shares of Series A Cumulative Redeemable Perpetual Preferred Stock issued and outstanding and 125,000 shares of Series B Convertible Preferred Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them. The 125,000 shares of Series B Convertible Preferred Stock carry the voting power of [●] % of all votes entitled to be voted at the Special Meeting. The 15,000 shares of Series C Convertible Preferred Stock will, assuming approval of Proposal 2, carry the voting power of 8,522,727 shares of Common Stock but will not carry any voting rights at the Special Meeting. The up to 10,000,000 shares of common stock issuable upon conversion of $10,000,000 in Series D Convertible Preferred Stock will, assuming approval of Proposal 3, carry the voting power of a presently indeterminate percentage of all votes entitled to be voted at any annual or special meeting of stockholders of our Company or action by written consent of our stockholders but will not carry any voting rights at the Special Meeting. The up to 10,000,000 shares of common stock issuable upon exercise of warrants issuable to Esousa will, assuming (i) approval of Proposal 4, and the (ii) the issuance of promissory notes in an aggregate amount of $2,000,000, carry the voting power of a presently indeterminate percentage of all votes entitled to be voted at any annual or special meeting of stockholders of our Company or action by written consent of our stockholders but will not carry any voting rights at the Special Meeting. The up to 717,241 shares of common stock issuable upon conversion of the note issued to Ault & Company (the “Ault Note”) will, assuming approval of Proposal 5, carry the voting power of __% of all votes entitled to be voted at any annual or special meeting of stockholders of our Company or action by written consent of our stockholders but will not carry any voting rights at the Special Meeting; the figure 717,241 assumes the Ault Note will be converted at maturity, when its principal and interest will amount to $1,040,000.

A majority of the [●] outstanding shares of Common Stock will constitute a quorum at the Special Meeting.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all of the proposals at this Special Meeting are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to the proposals.

Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined as follows:

•	For each matter specified in the Notice of Special Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Special Meeting.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the Special Meeting?

At the Special Meeting, the stockholders will be asked:

1.	To approve, pursuant to Rule 713 of the NYSE American, the issuance of shares of the Corporation’s Class A common stock, par value $0.001 per share (“Common Stock”) to Esousa Holdings LLC (“Esousa”), in accordance with the Master Exchange Agreement dated February 10, 2020, and the exercise of warrants issued in connection therewith;

2.	To approve the conversion and voting rights of up to 15,000 shares of the Corporation’s Series C Convertible Preferred Stock held by Ault & Company, Inc., which shares of preferred stock are convertible into up to 8,522,727 shares of Common Stock in accordance with the Preferred Stock Purchase Agreement dated February 24, 2020, in order to comply with the listing rules of the NYSE American;

3.	To approve the conversion and voting rights of up to 10,000 shares of the Corporation’s Series D Preferred Stock convertible into shares of Common Stock, and the exercise of up to 10,000,000 warrants issuable in connection therewith, in order to comply with the listing rules of the NYSE American;

4.	To approve the exercise of warrants issued or issuable to Esousa to purchase up to an aggregate of 2,000,000 shares of Common Stock, issued in connection with certain term promissory notes in an aggregate amount of up to $2,000,000;

5.	To approve the conversion of a $1,000,000 Convertible Promissory Note issued on February 5, 2020 (the “Ault Note”), to Ault & Company, Inc., which is convertible into 717,241 shares of Common Stock at $1.45 per share (which figure presumes conversion of principal and accrued but unpaid interest as of August 5, 2020, the maturity date of the Ault Note), in order to comply with the listing rules the NYSE American; and

6.	The transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Who is entitled to vote?

The Record Date for the Special Meeting is [●], 2020. Only stockholders of record at the close of business on that date are entitled to vote at the Special Meeting. The only class of stock entitled to be voted at the meeting is our Common Stock and Series B Convertible Preferred Stock. On the Record Date, there were [●] shares of Common Stock outstanding; and 125,000 shares of Series B Convertible Preferred Stock issued and outstanding and entitled to vote. The issued and outstanding shares of Series B Convertible Preferred Stock carry the voting power of _____________ shares of Common Stock.

Why am I receiving these materials?

We have sent you these proxy materials because the Board of the Company is soliciting your proxy to vote at the Special Meeting. According to our records, you were a stockholder of the Company as of the end of business on [●], 2020, the Record Date for the Special Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about [●], 2020 to all stockholders of record on the Record Date.

What is included in these materials?

These materials include:

•	the Notice of Special Meeting of Stockholders; and

•	this Proxy Statement for the Special Meeting.

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What is the proxy card?

The proxy card enables you to appoint Milton C. “Todd” Ault, III, the Company’s Chairman and Chief Executive Officer, and William B. Horne, the Company’s Chief Financial Officer, as your representative at the Special Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Special Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Special Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Special Meeting, this Proxy Statement and accompanying proxy card, and the other documents appended hereto are available at [●].

How do I vote?

Either (1) mail your completed and signed proxy card(s) to DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered stockholder and attend the Special Meeting, then you may deliver your completed proxy card(s) or vote in person. If your shares are held by your broker or bank, in “street name”, then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, then your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares in its discretion on any proposal.

As the beneficial owner of shares, you are invited to attend the Special Meeting. If you are a beneficial owner, however, you may not vote your shares at the Special Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

You will be able to attend the Special Meeting, vote, and submit your questions during the meeting via live webcast by visiting [●] if you are a beneficial owner and hold your shares in “street” name and at [●] if you are a registered holder.

How many shares must be present to hold the Special Meeting?

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the Special Meeting.

What if a quorum is not present at the Special Meeting?

If a quorum is not present or represented at the Special Meeting, the holders of a majority of the shares entitled to vote at the Special Meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the Special Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 pm PT on [●], 2020. Proxies submitted by mail should be received before 9:00 a.m. PT on [●], 2020.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s CEO at DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, prior to your shares being voted, or (3) attending the Special Meeting and voting. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Special Meeting and voting.

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Who can participate in the Special Meeting?

Only stockholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the Special Meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board recommends that you vote your shares as follows:

•	“FOR” approval, pursuant to Rule 713 of the NYSE American, of the issuance of shares of the Corporation’s Class A common stock, par value $0.001 per share (“Common Stock”) to Esousa Holdings LLC (“Esousa”), in accordance with the Master Exchange Agreement dated February 10, 2020, and the exercise of warrants issued in connection therewith;

•	“FOR” approval of the conversion and voting rights of up to 15,000 shares of the Corporation’s Series C Convertible Preferred Stock held by Ault & Company, Inc., which shares of preferred stock are convertible into up to 8,522,727 shares of Common Stock in accordance with the Preferred Stock Purchase Agreement dated February 24, 2020, in order to comply with the listing rules of the NYSE American;

•	“FOR” approval of the conversion and voting rights of up to 10,000 shares of the Corporation’s Series D Preferred Stock convertible into shares of Common Stock, and the exercise of up to 10,000,000 warrants issuable in connection therewith, in order to comply with the listing rules of the NYSE American;

•	“FOR” approval of the exercise of warrants issued or issuable to Esousa to purchase up to an aggregate of 2,000,000 shares of Common Stock, issued in connection with certain term promissory notes in an aggregate amount of up to $2,000,000; and

•	“FOR” approval of approve the conversion of a $1,000,000 Convertible Promissory Note issued on February 5, 2020 (the “Ault Note”), to Ault & Company, Inc., which is convertible into 717,241 shares of Common Stock at $1.45 per share (which figure presumes conversion of principal and accrued but unpaid interest as of August 5, 2020, the maturity date of the Ault Note), in order to comply with the listing rules the NYSE American.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the Special Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will any other business be conducted at the meeting?

The Company’s bylaws require stockholders to give advance notice of any proposal intended to be presented at the Special Meeting. We have not received any such notices. Accordingly, the Company does not anticipate any additional business will be conducted at the Special Meeting.

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How many votes are needed to approve each proposal?

Approval of all matters requires the favorable vote of a majority of the votes cast on the applicable matter at the Special Meeting.

How will abstentions be treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, and will have the same practical effect as votes against a proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders.

In connection with the treatment of abstentions and broker non-votes, the proposals at this meeting to (i) approve the issuance of shares of Common Stock to Esousa, (ii) approve the conversion and voting rights up to 15,000 shares of the Company’s Series C Preferred Stock in accordance with the Preferred Stock Purchase Agreement, (iii) approve the approve the conversion and voting rights of up to 10,000 shares of the Company’s Series D Preferred Stock and the exercise of up to 10,000,000 warrants issuable in connection therewith, (iv) approve the exercise of warrants issued or issuable to Esousa to purchase up to an aggregate of 2,000,000 shares of Common Stock and (v) approve the conversion of a $1,000,000 Convertible Note convertible into 717,241 shares of Common Stock, are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. The Board has engaged [●] to assist in the solicitation of proxies for a fee of $[●], plus an additional per holder fee for any solicitation of individual holders and reimbursement of out-of-pocket expenses. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another stockholder of the Company. Why has our household only received one set of proxy materials?

The Securities and Exchange Commission’s (“SEC’s”) rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address.

How can I find out the results of the voting at the Special Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Special Meeting.

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Who can help answer my questions?

You can contact our corporate headquarters, at DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, by sending a letter to Milton C. “Todd” Ault, III, our Chief Executive Officer, with any questions about the proposals described in this Proxy Statement or how to execute your vote. In addition, you can also contact:

Telephone (toll-free in North America):

Telephone (outside of North America):

E-mail:

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PROPOSAL NO. 1

APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713, OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK TO ESOUSA

We are asking our stockholders to approve the issuance of up to 26,637,684 shares of our Common Stock to Esousa pursuant to, and upon the terms and subject to the conditions set forth in, the Master Exchange Agreement, dated February 10, 2020 (the “Exchange Agreement”), between the Company and Esousa, an entity that acquired approximately $4.2 million dollars in principal amount, plus accrued but unpaid interest, of certain promissory notes that had been previously issued by the Company to Dominion Capital, LLC, a Connecticut limited liability company (the “Dominion Note”), and the Canadian Special Opportunity Fund, LP (the “CSOF Note” and with the Dominion Note, the “Purchased Notes”) in separate transactions. Esousa also agreed to purchase additional notes up to an additional principal amount, plus accrued but unpaid interest, of $3.5 million (the “Additional Notes” and collectively, with the Purchased Notes, the “Notes”), prior to the second pricing period discussed below (the “Second Purchase”). Pursuant to the Exchange Agreement, Esousa has the unilateral right to acquire, among other things set forth therein, shares of the Company’s Common Stock (the “Exchange Shares”) in exchange for the Notes, which Notes evidence an aggregate of up to approximately $7.7 million of indebtedness of the Company. The Exchange Agreement also provides that we may issue shares to Esousa to the extent that after giving effect to such issuance, Esousa would not beneficially own in excess of a maximum percentage of 4.99% of the Common Stock (the “Maximum Percentage”), as such Maximum Percentage may be adjusted. In addition, we may not issue additional shares to Esousa which would exceed 19.9% of the total number of shares of Common Stock outstanding as of the date of the Exchange Agreement (or 861,580 shares) unless we have obtained stockholder approval of the issuance of more than such number of shares in exchange for the Additional Notes, as required by Rule 713(a)(ii) of the NYSE Company Guide, and subsequently, authorization from the NYSE American (together, the “Required Approvals”). Esousa also received warrants to purchase 1,832,597 shares of Common Stock (the “Purchase Warrant”) at an exercise price equal to $1.43 per share of Common Stock, and the exercise of the Warrant is also subject to the Maximum Percentage.

We are seeking stockholder approval for the issuance of shares in excess of 19.9% of the total number of shares of Common Stock outstanding as of the date of the Exchange Agreement. If this Proposal is not approved by our stockholders, the Company will not be able to issue additional shares to Esousa under the Exchange Agreement, and the Company anticipates it would need to seek alternative methods of repaying the promissory notes underlying the Exchange Agreement, which may include additional transactions with Esousa. Ault & Company, Inc. whose Chief Executive Officer is Milton C. Ault, the Company’s Chief Executive Officer and Chairman of the Board, has entered into a voting agreement with Esousa pursuant to which it has agreed to vote its shares in favor of this Proposal 1.

Overview of Exchange Agreement

On February 10, 2020, the Company entered into the Exchange Agreement with Esousa. Pursuant to the Exchange Agreement, Esousa has the unilateral right to acquire the Exchange Shares. Subsequent to the effective date of the Exchange Agreement, Esousa exchanged a portion of the Dominion Note for a limited number of Exchange Shares (the “Initial Exchange”), and the second exchange (the “Second Exchange” and together with the Initial Exchange, the “Exchange”) shall occur if, within sixty days after the Initial Exchange, the Company receives the Required Approvals.

The Exchange Agreement provides for two pricing periods (each a “Pricing Period”), the first of which shall commence after the date on which Esousa receives the Exchange Shares pursuant to the Initial Exchange and ending on the date that is 90 days after such receipt thereof, subject to extension as provided for in the Exchange Agreement, and the second of which shall commence on the date on which Esousa receives the Exchange Shares pursuant to the Second Exchange and ending on the date that is 90 days after such receipt thereof, in either case, unless earlier terminated by Esousa by written notice.

During each pricing period, Esousa will have the unilateral right to exchange the Notes for shares of the Company’s Common Stock, or the Exchange Shares. The number of shares to be issued upon each Exchange will be equal to (x) the principal and accrued but unpaid interest due on the Notes being exchanged multiplied by 1.35, divided by (y) the closing bid price effective on each date of an exchange notice pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), provided, however, that the Company shall theretofore have obtained the Required Approvals (the “Exchange Price”). The total number of shares of the Company’s Common Stock to be issued to Esousa in connection with the applicable Exchange shall be adjusted on the business day immediately following the Pricing Period based upon the volume weighted average price (“VWAP”) of the Company’s Common Stock over the applicable Pricing Period (the “VWAP Shares”). VWAP Shares means the number of shares determined by dividing (x) the Exchange Amount of the applicable Exchange, multiplied by 1.1, by (y) the greater of (I) seventy-five percent (75.0%) of the VWAP of the Company’s Common Stock over the applicable Pricing Period, or (II) $0.30 per share.

As a result of the Initial Exchange, Esousa acquired the Purchased Notes under the Exchange Agreement in exchange for approximately $4.2 million. The Second Exchange for the remaining Notes in the approximate amount of $3.5 million will occur promptly following obtaining the Required Approvals. If our stockholders do not approve this Proposal 1, neither the second Pricing Period nor the Second Exchange will occur.

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Esousa does not have the right to exchange Notes for shares of our Common Stock to the extent that following such exchange Esousa would beneficially own in excess of 4.9% of our Common Stock, of the Maximum Percentage, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. In addition, under no circumstances may the aggregate number of shares of Common Stock issued to Esousa in connection with the exchange of the Notes at any time exceed 861,580 shares, which is equal to 19.9% of the total number of shares of our Common Stock outstanding as of the date of the Exchange Agreement, unless we have obtained stockholder approval of the issuance of more than such number of shares pursuant to Rule 713 of the NYSE American.

In connection with the Exchange Agreement, the Company also issued to Esousa the Purchase Warrant to purchase shares of the Company’s Common Stock equal to (i) the amount of the Additional Notes, multiplied by 0.83, and divided by (ii) the closing bid price of the Company’s Common Stock as of the date immediately prior to the Initial Exchange, or $1.30. The Purchase Warrant shall be exercisable, commencing on the date upon which the Company’s receives the Required Approvals thereof, for the exercise price of one hundred ten percent (110%) of the closing bid price of the Company’s Common Stock as of the date immediately prior to the Initial Exchange, or $1.43. In connection therewith, the Company has agreed to file a registration statement to register the sale of the shares of Common Stock underlying the exercise of the Purchase Warrant by Esousa pursuant to the Exchange Agreement. In the event that Esousa does not purchase all of the Additional Notes, the Company shall have the option to acquire a portion of the Purchase Warrants from Esousa for an aggregate price of $1.00. The Purchase Warrant may be exercised for cash. Upon the failure by the Company to maintain an effective registration statement as set forth in the Exchange Agreement, the Company shall incur penalties for each month that the SEC fails to declare such registration statement effective.

The shares issued under the Exchange Agreement have been or will be issued pursuant to the exemption from registration set forth in Section 3(a)(9) of the Securities Act, which permits an issuer to exchange new securities for existing securities exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

The Exchange Agreement contains customary representations, warranties and covenants by the parties. Among other covenants, neither the Company nor any of its subsidiaries may, directly or indirectly, issue any equity security or any equity-linked or related security until 30 days after the date of the Second Exchange. In the event there is no Second Exchange, such restriction shall lapse 30 days after the end of the Pricing Period applicable to the Initial Exchange. Moreover, during the period commencing on the date of the Exchange Agreement and ending on the later of (i) 10 calendar days after the end of the Pricing Period or (ii) such time as when all of the Notes have been exchanged or repaid, the Company may not directly or indirectly issue equity or debt securities of the Company to a party in exchange for outstanding equity or debt securities in one or more transactions carried out pursuant to Section 3(a)(9) or Section 3(a)(10) of the Securities Act, unless the Company has received prior written consent from Esousa. In addition, the Company has agreed to indemnify Esousa and its affiliates for material misstatements or breaches of its obligations under the Exchange Agreement.

A copy of the Exchange Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 10, 2020.

Stockholder Approval Requirement

As noted above, the Exchange Agreement provides that the number of shares to be issued to Esousa is initially limited to 19.9% of the total number of shares of Common Stock outstanding as of the date of the Exchange Agreement until such time as the stockholders of the Company approve the issuance of additional shares, which include the shares underlying the Purchase Warrant. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Special Meeting.

Rule 713 of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. Stockholder approval of this Proposal 1 will constitute stockholder approval for purposes of Rule 713 of the NYSE American.

We are seeking stockholder approval for the issuance of up to 26,637,684 shares of our Common Stock to Esousa in connection with the exchange of the Notes and the exercise of the Purchase Warrant. We will seek additional stockholder approval before issuing shares in excess of that number.

If our stockholders do not approve this Proposal, the Company will need to find alternative means of refinancing or extending the Notes, and the Company may not be successful in such efforts. If the Company is unable to refinance or extend the Notes, the Company may default on the Notes, which would materially adversely affect the Company and could result in severe curtailment of the Company’s activities and the insolvency of the Company.

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Our stockholders are not entitled to dissenters’ rights with respect to this Proposal, and we will not independently provide stockholders with any such right.

Reasons for Transaction

After considering various alternative transactions, including potential capital raises and extensions of or refinancing the Notes, the Board of Directors determined that the Exchange Agreement with Esousa is in the best interests of the Company and its stockholders because it permits the Company to issue equity in exchange for the $7,700,000 due under the Notes.

The Exchange Agreement eliminates debt in which the Company was in default and the Company believes the impact of the Exchange Agreement should also improve the Company’s financial results by reducing the Company’s borrowing costs and enabling management to focus on growing the Company’s business, which was challenging in light of the constraints under the Company’s prior debt agreements.

Effect on Current Stockholders; Dilution

The Exchange Agreement does not affect the rights of the holders of outstanding Common Stock, but the issuance of shares to Esousa pursuant to the terms of the Exchange Agreement will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to issue to Esousa the 861,580 shares, including 1,832,597 shares underlying the Purchase Warrant, for which we are seeking stockholder approval, Esousa would have acquired approximately [●]% of the [●] shares outstanding as of the Record Date.

The availability for sale of a large amount of shares by Esousa may depress the market price of our Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Common Stock. We do not have any arrangement with Esousa to address the possible effect on the price of our Common Stock of the sale by Esousa of its shares.

As noted above, the Exchange Agreement provides that the Company shall not issue, and Esousa shall not acquire, any shares of our Common Stock under the Exchange Agreement if such shares proposed to be issued and sold, when aggregated with all other shares of our Common Stock then owned beneficially (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by Esousa and its affiliates, would result in the beneficial ownership by Esousa and its affiliates in excess of the Maximum Percentage. This beneficial ownership limitation limits the number of shares Esousa may beneficially own at any one time to 4.9% of our outstanding Common Stock. Consequently, the number of shares Esousa may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our Common Stock increases over time. Esousa may sell some or all of the shares it acquires under the Exchange Agreement, subject to Esousa’s compliance with the Securities Act and applicable state law. Even though Esousa’s beneficial ownership of our Common Stock is subject to the Maximum Percentage, Esousa may be in a position to exert influence over the Company and there is no guarantee that the interests of Esousa will align with the interests of other stockholders.

Required Vote and Board Recommendation

The issuance of shares to Esousa requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Special Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Common Stock to Esousa in order to comply with Rule 713 of the NYSE American.

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PROPOSAL NO. 2

APPROVAL OF THE CONVERSION OF UP TO 15,000 SHARES OF SERIES C PREFERRED STOCK INTO SHARES OF COMMON STOCK IN ORDER TO COMPLY WITH RULE 713 OF THE NYSE AMERICAN

Terms of the Transaction

On February 24, 2020, the Company entered into a Securities Purchase Agreement (the “Preferred Stock Purchase Agreement”) with Ault & Company, Inc., a Delaware corporation (“Ault & Company”). Milton C. Ault, the Company’s Chief Executive Officer and Chairman of the Board, is the Chief Executive Officer of Ault & Company. Pursuant to the terms of the Preferred Stock Purchase Agreement, Ault & Company will invest up to $15,000,000 in the Company through the purchase of Series C Convertible Preferred Stock (the “Series C Preferred Stock”) in one or more Tranches, as specified herein.

Pursuant to the Preferred Stock Purchase Agreement, the Company agreed to obtain its stockholders’ approval, pursuant to NYSE American Rule 713, for the actions contemplated by the Preferred Stock Purchase Agreement as a closing condition for any Tranche.

Each share of Series C Preferred Stock shall be purchased at $1,000.00 up to a maximum issuance of 15,000 shares of Series C Preferred Stock. Ault & Company may, from time to time in its sole and absolute discretion, purchase shares of Series C Preferred Stock, up to the 15,000 share maximum, for a period of five years from the execution date of the Preferred Stock Purchase Agreement. All consideration for such purchases shall be delivered by Ault & Company in cash or immediately available funds on or before the closing of any Tranche.

In order to comply with NYSE American Rule 713, Ault & Company may not (i) vote the shares of Series C Preferred Stock; or (ii) convert such shares of Series C Preferred Stock into shares of Common Stock until the requirement of NYSE American Rule 713 has been met at a meeting, or by the requisite written consent, of the holders of the outstanding shares of Common Stock.

Description of the Series C Preferred Stock

Each share of Series C Preferred Stock has a stated value of $1,000.00 per share and may be convertible at the holder’s option into shares of Common Stock of the Company at a conversion rate of $1.76 per share (the “Series C Conversion Price”).

The Series C Conversion Price will be subject to standard anti-dilution provisions in connection with any stock split, stock dividend, subdivision or similar reclassification of the Common Stock. The Series C Preferred Stock also has price protection in the event the Company should, under certain circumstances, issue securities at a lower price than the Conversion Price.

In the case for the election of directors, the Series C Preferred Stock shall be voted on an “as converted” basis together with the Common Stock. In all other cases, the Series C Preferred Stock shall be voted on an “as converted” basis together with the Common Stock, subject to the provisions of the Delaware General Corporation Law.

Each share of Series C Preferred Stock shall have liquidation rights in priority to any shares of Common Stock and other subordinated securities.

Why the Company Needs Stockholder Approval

Rule 713 of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. The initial Conversion Price of the Series C Preferred Stock was equal to the market price of our Common Stock on the execution date of the Preferred Stock Purchase Agreement but may be lower than the market price upon conversion. Accordingly, Ault & Company is prohibited from converting the Series C Preferred Stock and receiving shares of the Company’s Common Stock unless stockholder approval is obtained for the Preferred Stock Purchase Agreement.

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Effect of Proposal on Current Stockholders

If this Proposal No. 2 is adopted, based on the Series C Conversion Price (and provided the Company has sufficient authorized shares of Common Stock to allow for such conversion), up to a maximum of 8,522,727 shares of Common Stock would be issuable upon conversion of Series C Preferred Stock. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent approximately [●]% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our stockholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon conversion of Series C Preferred Stock could cause the market price of our Common Stock to decline as well as result in substantial dilution to other stockholders since Ault & Company may ultimately convert and sell the full amount issuable on conversion. This means that our current stockholders will own a smaller interest in our Company and will have less ability to influence significant corporate decisions requiring stockholder approval.

Further Information.

The terms of the Certificate of Designations of Rights and Preferences of the Series C Preferred Stock and the Preferred Stock Purchase Agreement are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on February 25, 2020, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Required Vote and Board Recommendation

The issuance of the Series C Preferred Stock requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Special Meeting.

The Board unanimously recommends a vote “FOR” the Approval of the conversion of up to 15,000 shares of Series C Preferred Stock into shares of Common Stock in order to comply with Rule 713 of the NYSE American.

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PROPOSAL NO. 3

APPROVAL OF THE CONVERSION OF UP TO 10,000 SHARES OF SERIES D PREFERRED STOCK INTO SHARES OF AND THE EXERCISE OF WARRANTS TO PURCHASE 10,000,000 SHARES OF COMMON STOCK IN ORDER TO COMPLY WITH RULE 713 OF THE NYSE AMERICAN

Terms of the Transaction

The Company may prepare and enter into a Securities Purchase Agreement (the “Preferred Stock Purchase Agreement”) with a presently unidentified investor (the “Prospective Purchaser”). The Company anticipates that the Prospective Investor will invest up to $10,000,000 in the Company through the purchase of Series D Convertible Preferred Stock (the “Series D Preferred Stock”) in one or more Tranches, as specified herein. In connection therewith, the Company anticipate issuing the Prospective Purchaser warrants to purchase 10,000,000 shares of Common Stock.

The Company must obtain its stockholders’ approval, pursuant to NYSE American Rule 713, for the actions contemplated by the Preferred Stock Purchase Agreement as a closing condition for any Tranche.

Each share of Series D Preferred Stock shall be purchased at $1,000.00 up to a maximum issuance of 10,000 shares of Series D Preferred Stock. The Prospective Purchaser may, from time to time in its sole and absolute discretion, purchase shares of Series D Preferred Stock, up to the 10,000 share maximum for a period of one year from the execution date of the Preferred Stock Purchase Agreement. The Series D Preferred Stock shall rank senior to all other classes of preferred stock of the Company then in existence.

In order to comply with NYSE American Rule 713, the Prospective Purchaser may not (i) vote the shares of Series D Preferred Stock; or (ii) convert such shares of Series D Preferred Stock into shares of Common Stock until the requirement of NYSE American Rule 713 has been met at a meeting, or by the requisite written consent, of the holders of the outstanding shares of Common Stock.

Description of the Series D Preferred Stock

Each share of Series D Preferred Stock has a stated value of $1,000.00 per share and shall be convertible at the holder’s option into shares of Common Stock at a conversion price equal to a discount of 25% to the Company’s Volume Weighted Average Price during the thirty trading days immediately prior to the closing of the Preferred Stock Purchase Agreement subject to a floor of no less than $1.00 (the “Series D Conversion Price”).

The Series D Conversion Price will be subject to standard anti-dilution provisions in connection with any stock split, stock dividend, subdivision or similar reclassification of the Common Stock. The Series D Preferred Stock also has price protection in the event the Company should, under certain circumstances, issue securities at a lower price than the Conversion Price

In the case for the election of directors, the Series D Preferred Stock shall be voted on an “as converted” basis together with the Common Stock. In all other cases, the Series D Preferred Stock shall be voted on an “as converted” basis together with the Common Stock, subject to the provisions of the Delaware General Corporation Law.

Each share of Series D Preferred Stock shall have liquidation rights in priority to any shares of Common Stock and other subordinated securities, including all other series of preferred stock of the Company.

Description of the Warrants

The Prospective Purchaser will in connection with the Preferred Stock Purchase Agreement be issued warrants (the “Series D Warrants”) to purchase 10,000,000 shares of Common Stock at an exercise price that shall be 110% of the closing market price of the shares of Common Stock on the date immediately prior to the execution of the Preferred Stock Purchase Agreement and be exercisable for a period of five years from their issuance date.

Why the Company Needs Stockholder Approval

Rule 713 of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. The initial Conversion Price of the Series D Preferred Stock will be lower than the market price of our Common Stock on the execution date of the Preferred Stock Purchase Agreement and may be lower than the market price upon conversion.

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Accordingly, the Prospective Purchaser will be prohibited from converting the Series D Preferred Stock or exercising the Series D Warrants and receiving shares of the Company’s Common Stock unless stockholder approval is obtained for the Preferred Stock Purchase Agreement.

Effect of Proposal on Current Stockholders

If this Proposal No. 3 is adopted, based on the lowest possible Series D Conversion Price (and provided the Company has sufficient authorized shares of Common Stock to allow for such conversion), up to a maximum of 10,000,000 shares of Common Stock would be issuable upon conversion of Series D Preferred Stock and an additional 10,000,000 such shares would be issuable upon the exercise of the Series D Warrants. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent approximately [●]% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our stockholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon conversion of Series D Preferred Stock or exercise of the Series D Warrants could cause the market price of our Common Stock to decline as well as result in substantial dilution to other stockholders since the Prospective Purchaser may ultimately convert and sell the full amount issuable on conversion and exercise and sell the full amount issuable upon exercise. This means that our current stockholders will own a smaller interest in our Company and will have less ability to influence significant corporate decisions requiring stockholder approval.

Further Information.

The terms of the Certificate of Designations of Rights and Preferences of the Series D Preferred Stock and the Preferred Stock Purchase Agreement are complex and only briefly summarized above. For further information, please refer to the description to be contained in the Company’s Current Report on Form 8-K that will be filed with the SEC upon the closing of the Preferred Stock Purchase Agreement in the event it is entered into, and the transaction documents to be filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such transaction documents.

Required Vote and Board Recommendation

The issuance of the Series D Preferred Stock and Series D Warrants requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Special Meeting.

The Board unanimously recommends a vote “FOR” the Approval of the conversion of up to 10,000 shares of Series D Preferred Stock into shares of Common Stock and exercise of Series D Warrant for up to 10,000,000 shares of Common Stock in order to comply with Rule 713 of the NYSE American.

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PROPOSAL NO. 4

APPROVAL OF THE EXERCISE OF WARRANTS TO PURCHASE UP TO 2,00,000 OF COMMON STOCK IN ORDER TO COMPLY WITH RULE 713 OF THE NYSE AMERICAN.

Terms of the Transaction

The Company may issue one or more 12% Secured Promissory Term Notes (the “Esousa Notes”) to Esousa Holdings, LLC (“Esousa”) before the date of the Special Meeting in an aggregate amount of up to $2,000,000. In connection with issuance any such Esousa Notes, the Company has agreed to issue Esousa warrants to purchase that number of shares of Common Stock equal to the principal amount of the aggregate amount of the Esousa Notes divided by the closing market price of the shares of Common Stock on the date that a particular Esousa Note was purchased, subject to a floor of $1.00.

Description of the Warrants

Esousa will in connection with the purchase of the Esousa Notes be issued the warrants described above (the “Esousa Warrants”) to purchase that number of shares of Common Stock equal to the principal amount of the aggregate amount of the Esousa Notes divided by the closing market price of the shares of Common Stock on the date that a particular Esousa Note was purchased, subject to a floor of $1.00. The Esousa Warrants will be exercisable at a price equal to 110% of the closing market price of the shares of Common Stock on the date that a particular Esousa Note was purchased and be exercisable for a period of five years from their issuance date. The exercise price of the Esousa Warrants shall be subject to adjustment for customary stock splits, stock dividends, combinations or similar events.

Why the Company Needs Stockholder Approval

Rule 713 of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. The exercise price of the Esousa Warrants will be lower than the market price of our Common Stock on the issuance dates of the Esousa Notes and may be lower than the market price upon exercise. Accordingly, Esousa is prohibited from exercising the Esousa Warrants and receiving shares of our Common Stock unless stockholder approval is obtained for the Esousa Warrants.

Effect of Proposal on Current Stockholders

If this Proposal No. 4 is adopted, up to 2,000,000 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent [●]% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our stockholders and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon exercise of the Esousa Warrants could cause the market price of our Common Stock to decline as well as result in substantial dilution to other stockholders since Esousa may ultimately exercise and sell the full amount issuable on exercise. This means that our current stockholders will own a smaller interest in our Company and will have less ability to influence significant corporate decisions requiring stockholder approval.

Required Vote and Board Recommendation

The exercise of the Esousa Warrants requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Special Meeting.

The Board unanimously recommends a vote “FOR” the approval issuance of Common Stock upon of the exercise the Esousa Warrants for up to 2,000,000 shares of Common Stock in order to comply with Rule 713 of the NYSE American.

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PROPOSAL NO. 5

APPROVAL OF THE CONVERSION OF A $1,000,000 CONVERTIBLE PROMISSORY NOTE INTO 717,241 SHARES OF COMMON STOCK IN ORDER TO COMPLY WITH RULE 713 OF THE NYSE AMERICAN.

Terms of the Transaction

On February 5, 2020, we sold an 8% Convertible Promissory Note (“8% Convertible Note”) to Ault & Company. As described further below, the principal of the 8% Convertible Note may be converted into shares of Common Stock at a conversion price of $1.45 per share.

The 8% Convertible Note is in the principal amount of $1,000,000 and was sold for $1,000,000, bears interest at 8% simple interest on the principal amount, and is due on August 5, 2020 (the “Maturity Date”). The principal and accrued interest thereon may be converted into our shares of Common Stock at $1.45 per share. Commencing on the date that the approval of the Company’s stockholders of this Proposal is obtained, as required by Rule 713(a)(ii) of the NYSE Company Guide, Ault & Company may convert the principal amount of the 8% Convertible Note at any time into Common Stock. The conversion price of the 8% Convertible Note is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. Assuming the 8% Convertible Note is converted into shares of Common Stock on the Maturity Date, we would issue to Ault & Company a number of shares of Common Stock equal to $1,000,000 in principal plus interest of $40,000 divided by $1.45, or 717,241 such shares.

Why the Company Needs Stockholder Approval

Rule 713 of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. The initial conversion price of 8% Convertible Note was equal to the market price of our Common Stock on the day immediately prior to execution date of the 8% Convertible Note. Accordingly, Ault & Company is prohibited from converting the 8% Convertible Note and receiving shares of our Common Stock unless stockholder approval is obtained for the 8% Convertible Note.

Effect of Proposal on Current Stockholders

If this Proposal No. 5 is adopted, based on the conversion of the 8% Convertible Note, up to 717,241 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent [●]% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our stockholders and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon conversion of the 8% Convertible Note could cause the market price of our Common Stock to decline as well as result in substantial dilution to other stockholders since Ault & Company may ultimately convert and sell the full amount issuable on conversion and exercise. This means that our current stockholders will own a smaller interest in our Company and will have less ability to influence significant corporate decisions requiring stockholder approval.

Further Information.

The terms of the 8% Convertible Note are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on February 6, 2020, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Required Vote and Board Recommendation

The conversion of the 8% Convertible Note requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Special Meeting.

The Board unanimously recommends a vote “FOR” the approval issuance of 717,241 shares of Common Stock upon of the conversion of a $1,000,000 8% Convertible Note in order to comply with Rule 713 of the NYSE American.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially based on [●] issued and outstanding shares of Common Stock as of the Record Date by: (i) each of our directors; (ii) each of our named executive officers; and (iii) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock based upon Schedules 13G or 13D filed with the SEC.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Other than as described in the notes to the table, we believe that all persons named in the table have sole voting and investment power with respect to shares beneficially owned by them. All share ownership figures include shares issuable upon exercise of options or warrants exercisable within 60 days of the Record Date, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

The address for each of the officers and directors is c/o DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, California 92663.

Name and address of beneficial owner	Number of shares beneficially owned		Approximate Percent of class
Greater than 5% Beneficial Owners:
Ault & Company, Inc.	674,910	(2)	XXXX
Directors and executive officers: (1)
Milton Ault, III	674,953	(3)	*
Henry Nisser	3,906	(4)	*
Amos Kohn	698	(5)	*
Robert Smith	108	(6)	*
William Horne	556	(7)	*
Mordechai Rosenberg			*
Jeffrey A. Bentz	9		*
Jodi Brichan			*
All directors and executive officers as a group (eight persons)	680,230	(8)	XXXX

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o DPW Holdings, Inc., 201 Shipyard Way, Suite E, Newport Beach, California 92663.
(2)	Includes shares owned by Philou Ventures of which Ault & Company, Inc., is the Manager, consisting of: (i) 125,000 shares of Series B Preferred Stock that are convertible into 2,232 shares of Common Stock, (ii) warrants to purchase 2,232 shares of Common Stock that are exercisable within 60 days of February 25, 2020 and (iii) 3,407 shares of Common Stock. Also includes warrants to purchase 94 shares of Common Stock that are exercisable within 60 days of February 25, 2020. Excludes 689,655 shares of Common Stock issuable upon conversion of a convertible note.
(3)	Mr. Ault is the Chief Executive Officer of Ault & Company, Inc. Includes 7,871 shares owned by Philou Ventures and 1,364,565 shares owned by Ault & Company which may be deemed beneficially owned by Mr. Ault. Also includes 43 shares of Common Stock. Excludes 689,655 shares of Common Stock issuable upon conversion of a convertible note held by Ault & Company.
(4)	Includes 3,906 shares of Common Stock issuable pursuant to a stock incentive grant.
(5)	Includes warrants to purchase 505 shares of Common Stock that are exercisable within 60 days of February 25, 2020.
(6)	Includes warrants to purchase 54 shares of Common Stock that are exercisable within 60 days of February 25, 2020.
(7)	Includes 250 shares of Common Stock issuable pursuant to a stock incentive grant.
(8)	Excludes 689,655 shares of Common Stock issuable upon conversion of a convertible note held by Ault & Company

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OTHER BUSINESS

The Board knows of no business to be brought before the Special Meeting other than as set forth above. If other matters properly come before the stockholders at the Special Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

Milton C. Ault, III
Chief Executive Officer and Chairman of the Board

___________, 2020

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